Exhibit 4(yy)


Mallesons Stephen Jaques











 Reach Debt and Asset Restructure Deed

 Dated 16 April 2005



 Telstra Corporation Limited (ABN 33 051 775 556) ("Telstra") Telstra Holdings Pty Limited (ABN 45 057 808 988) ("Telstra Holdings")
 Telstra Holdings (Bermuda) No 1 Limited ("Telstra Shareholder") PCCW Limited ("PCCW")
 Pacific Century Cable Holdings Limited ("PCCW Shareholder") PCCW-HKT Telephone Limited ("PCCW-HKT Telephone")
 PCCW Communications (Singapore) Pte Limited ("PCCW Singapore") Reach Ltd. ("Reach")
 Reach Finance Limited ("RFL")
 Reach Global Networks Limited ("RGNL")
 Reach Networks Hong Kong Limited ("RNHK")
 Reach Global Services Limited ("RGSL")
 Reach Networks Australia Pty Limited ("RNA")
 Reach International Holdings Limited ("RIH")
 Reach Global Holdings Limited ("RGH")
 Reach Networks KK ("Reach Networks KK")
 Reach Cable Networks Limited ("RCN")





 Mallesons Stephen Jaques
 Level 50
 Bourke Place
 600 Bourke Street
 Melbourne   Vic   3000
 Australia
 T +61 3 9643 4000
 F +61 3 9643 5999
 DX 101 Melbourne
 www.mallesons.com
 S Mead

Reach Debt and Asset Restructure Deed
Contents



Details                                                           1

General terms                                                     6

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1      Interpretation                                             6
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2      Condition precedent                                       10
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3      Other Documents Entered into Contemporaneously            10
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4      RNHK Asset Sale to RGNL                                   11
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5      Capacity Allocation Agreement Consideration               11
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6      Reduction of RGNL debt to RFL                             11
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7      RGNL Loan to Reach                                        12
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8      RGH Share Issue to Reach                                  12
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9      RGSL Share Issue to RGH                                   12
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10     RGSL Repayment of Telstra CPP                             12
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11     Repayment by RFL of interest payable to Telstra pursuant to
       the Shareholder Term Loan Facility                        12
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12     Holding Deed                                              13
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13     Assignment                                                13
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14     Reach Share Issue                                         13
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15     RIH Share Issue to Reach and RNHK Share Issue to RIH      14
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16     Term Loan Facility Agreement and Securities               14
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17     CPP Release                                               20
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18     Consequence of Transactions Contemplated by this Deed     20
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19     Issuing Companies' Warranties                             21
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20     Confidentiality                                           21


                                                                              i

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21     Assignment                                                21
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22     Entire agreement                                          21
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23     Existing agreements                                       21
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24     Further steps                                             21
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25     No undisclosed principals or undisclosed trusts           22
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26     Notices                                                   22
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27     No representations or warranties                          23
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28     General                                                   23
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29     Governing law                                             24
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Schedule 1 - Warranties                                          26
Signing page                                                     27

Reach Debt and Asset Restructure Deed

Details



Interpretation - definitions are at the end of the General terms

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Parties         Telstra, Telstra Holdings, Telstra Shareholder,
                PCCW, PCCW Shareholder, PCCW-HKT Telephone, PCCW
                Singapore, Reach, RFL, RGNL, RNHK, RGSL, RNA, RIH, RGH, Reach Networks KK, RCN
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Telstra         Name           Telstra Corporation Limited

                ABN            33 051 775 556

                Address        242 Exhibition Street, Melbourne Vic
                               3000, Australia

                Telephone      +61 3 9634 6400

                Fax            +61 3 9632 3215

                Attention      The Company Secretary
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Telstra         Name           Telstra Holdings Pty Limited
Holdings

                ABN            45 057 808 988

                Address        242 Exhibition Street, Melbourne Vic
                               3000, Australia

                Telephone      +61 3 9634 6400

                Fax            +61 3 9632 3215

                Attention      The Company Secretary
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Telstra         Name           Telstra Holdings (Bermuda) No 1
Shareholder                    Limited

                Address        Clarendon House, 2 Church Street,
                               Hamilton HM11, Bermuda

                Telephone      +61 3 9634 6400

                Fax            +61 3 9632 3215

                Attention      The Company Secretary
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                                                                              1

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PCCW            Name           PCCW Limited

                Address        39th Floor, PCCW Tower, TaiKoo
                               Place, 979 King's Road, Quarry Bay,
                               Hong Kong

                Telephone

                Fax            +852-2962-5725

                Attention      The Company Secretary
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PCCW            Name           Pacific Century Cable Holdings
Shareholder                    Limited

                Address        Clarendon House, 2 Church Street,
                               Hamilton HM11, Bermuda

                Telephone

                Fax            +1-441-292-4720

                Attention      The Company Secretary with a copy to
                               PCCW
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PCCW-HKT        Name           PCCW-HKT Telephone Limited
Telephone

                Address        39th Floor, PCCW Tower, TaiKoo
                               Place, 979 King's Road, Quarry Bay,
                               Hong Kong

                Telephone

                Fax            +852 2962 5725

                Attention      The Company Secretary with a copy to
                               PCCW
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PCCW Singapore  Name           PCCW Communications (Singapore) Pte
                               Limited

                Address        152 Beach Road, #26-06 Gateway East,
                               Singapore

                Telephone      +65 6230 8787

                Fax            +65 6230 8777

                Attention      Lim Beng Jin/PCCW Company Secretary
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Reach           Name           Reach Ltd.

                Address        Clarendon House, 2 Church Street,
                               Hamilton HM11, Bermuda

                Telephone      +1 441 299 4981

                Fax            +1 441 299 4985

                Attention      The Company Secretary
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RFL             Name           Reach Finance Limited

                Address        20th Floor, Telecom House, 3
                               Gloucester Road, Wanchai, Hong Kong

                Telephone      +852 2983 3388

                Fax            +852 2824 0518

                Attention      The Company Secretary
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RGNL                           Reach Global Networks Limited

                Address        Clarendon House, 2 Church Street,
                               Hamilton, HM 11, Bermuda

                Telephone      +1 441 299 4981

                Fax            +1 441 299 4985

                Attention      The Company Secretary
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RNHK                           Reach Networks Hong Kong Limited

                Address        20th Floor, Telecom House, 3
                               Gloucester Road, Wanchai, Hong Kong

                Telephone      +852 2983 3388

                Fax            +852 2824 0518

                Attention      Company Secretary
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RGSL                           Reach Global Services Limited

                Address        20th Floor, Telecom House, 3
                               Gloucester Road, Wanchai, Hong Kong

                Telephone      +852 2983 3388

                Fax            +852 2824 0518

                Attention      The Company Secretary
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RNA                            Reach Networks Australia Pty Limited

                Address        Level 7, 363 Oxford Street,
                               Paddington NSW 2021, Australia

                Telephone      +61 2 8289 0000

                Fax            +61 2 9380 6635

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                Attention      The Company Secretary
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RIH                            Reach International Holdings Limited

                Address        20th Floor, Telecom House, 3
                               Gloucester Road, Wanchai, Hong Kong

                Telephone      +852 2983 3388

                Fax            +852 2824 0518

                Attention      The Company Secretary
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RGH                            Reach Global Holdings Limited

                Address        20th Floor, Telecom House, 3
                               Gloucester Road, Wanchai, Hong Kong

                Telephone      +852 2983 3388

                Fax            +852 2824 0518

                Attention      The Company Secretary
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Reach Networks                 Reach Networks KK
KK

                Address        Shin-Nikko Building, East Tower,
                               10-1 Toranomon, 2-chome, Minato-ku,
                               Tokyo, Japan

                Telephone      +81 3 5549 8400

                Fax            +81 3 5549 8550

                Attention      Representative Director
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RCN                            Reach Cable Networks Limited

                Address        20th Floor, Telecom House, 3
                               Gloucester Road, Wanchai, Hong Kong

                Telephone      +852 2983 3388

                Fax            +852 2824 0518

                Attention      The Company Secretary
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Business Day    Hong Kong
Place
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Governing law   England and Wales

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Process Agent   Process Agent means:

                (a)    for the Telstra Parties:  Telstra Europe
                       Limited, Telstra House, 21 Tabernacle
                       Street, London EC2A 4DE;

                (b)    for the PCCW Parties:  Simmlaw Services
                       Limited, Simmons and Simmons, City Point,
                       One Ropemaker Street, London, EC2Y 9SS; and

                (c)    for the Reach Parties:  Reach Europe
                       Limited, 50-52 Paul Street, London EC2A 4LB.
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Date of deed    See Signing page

Reach Debt and Asset Restructure Deed

General terms



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1      Interpretation

1.1    Definitions

       Allocated Asset means, at any time, an asset which is the subject of a Security Document and in respect of which at that time any Allocated Capacity is granted to a Financier or their Associate under any of clauses 1.1, 2.1, 10.7, 11.3, 12.3 or 12.6 of the Capacity Allocation Agreement.

       Allocated Capacity means all Capacity in respect of which an IRU is granted, and all MIU Point Rights which are granted, under the CAA.

       AOP means the Reach Annual Operating Plan for the period 1
       January 2005 to 31 December 2005.

       Associate means, in respect of PCCW, PCCW Singapore.

       Business Day means a day other than a Saturday, Sunday or public holiday on which banks are open for general banking business.

       Capacity Allocation Agreement means the agreement of that name entered into or to be entered into between Telstra, PCCW, PCCW Singapore and RGNL on or about the date of this deed.

       Capacity Prepayment Agreement means the Capacity Prepayment Agreement dated 15 April 2003 and amended and restated on 17 June 2004 between RNHK, RGSL, PCCW-HKT Telephone,
       Telstra, Reach, PCCW and RFL.

       Claim means any allegation, debt, cause of action, liability, claim, proceeding, suit or demand of any nature howsoever arising and whether present or future, fixed or unascertained, actual or contingent whether at law, in equity, under statute or otherwise.

       Details means the section of this deed headed "Details".

       Effective Date means the date on which Telstra and PCCW notify Reach that they have received the items referred to in clause 2.

       Encumbrance means any security for the payment of money or performance of obligations, including a mortgage, lien, charge, pledge, trust, power, preferential right, interest or arrangement or any agreement to create any of them or allow them to exist.

       Equitable Mortgage Amendment Deed means the deed of that name entered into between Telstra, PCCW and PCCW
       Shareholder on or about the date of this deed.

       Holding Deed means the Holding Deed dated 17 June 2004 between PCCW, Telstra, Reach and RFL.

       Hong Kong Domestic Connectivity Variation Agreement means the agreement of that name entered into or to be entered into between RNHK and PCCW-HKT Telephone on or about the date of this deed.

       Issuing Company means RGSL, Reach, RNHK, RGH and RIH.

       Outstanding Issues Settlement Letter means the letter dated on or about the date of this deed signed by Telstra, Telstra Holdings, PCCW, PCCW-HKT Telephone, Reach, RGSL,
       RGNL and RNHK by which certain outstanding issues are settled between the parties.

       PCCW Accrued Interest means the interest accrued on the PCCW Term Loan Principal.

       PCCW Existing Reach Debt is defined in clause 13.2 of this deed.

       PCCW Parties means PCCW, PCCW Shareholder, PCCW-HKT
       Telephone and PCCW Singapore.

       PCCW Receivable means the sum of $157,000,000 payable by PCCW to RGNL pursuant to clause 2.3 of the Capacity
       Allocation Agreement.

       PCCW Term Loan Principal means the principal sum of $600,000,000 owing by RFL to PCCW pursuant to the Term Loan Facility Agreement.

       Process Agent means the Process Agent specified in the Details.

       Reach Debt To RFL means the intercompany loan from RFL to Reach of $958,727,344.

       Reach Network Services Agreement means the agreement of that name entered into between Telstra, PCCW, PCCW
       Singapore, PCCW-HKT, Hong Kong CSL Limited, Reach, RNHK and RGSL on or about the date of this deed.

       Reach Parties means Reach, RFL, RGNL, RNHK, RGSL, RNA, RIH, RGH, Reach Networks KK and RCN.

       Reach Satellite Services Agreement (Australia) means the agreement of that name entered into or to be entered into between Telstra and RGSL on or about the date of this deed.

       Reach Satellite Services Agreement (Hong Kong) means the agreement of that name entered into or to be entered into between PCCW and RGSL on or about the date of this deed.

       Reach Shareholders Variation Agreement No 6 means the Reach Shareholders (Variation) Agreement No 6 entered into or to be entered into between the Telstra Parties, PCCW, PCCW Shareholder and Reach on or about the date of this deed.

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       RGNL Debt To RFL means the intercompany loan from RFL to
       RGNL of $221, 243,000.

       RNHK Asset Sale Agreements means the three agreements called "RNHK Asset Sale Agreement", "RIH Asset Sale Agreement" and "Reach Asset Sale Agreement" entered into between RNHK and RIH, RIH and Reach and Reach and RGNL respectively on or about the date of this deed and by which there are transfers of the Assets.

       Secured Parties means PCCW, PCCW Singapore and Telstra.

       Secured Property means any property secured by a Security
       Document.

       Subscribing Company means Reach, RGH, RIH, Telstra and PCCW

       Telstra Accrued Interest means the interest accrued on the Telstra Term Loan Principal.

       Telstra Domestic Access Variation Agreement means the agreement of that name entered into or to be entered into between Telstra and RGSL on or about the date of this deed.

       Telstra Existing Reach Debt is defined in clause 13.1 of this deed.

       Telstra Parties means Telstra, Telstra Holdings and Telstra
       Shareholder.

       Telstra Promissory Note 1 means a promissory note to the value of $155,000,000.

       Telstra Promissory Note 2 means a promissory note to the value of $2,000,000.

       Telstra Term Loan Principal means the principal sum of $600,000,000 owing by RFL to Telstra pursuant to the Term
       Loan Facility Agreement.

       Term Loan Facility Agreement means the Shareholder Term Loan Facility Agreement dated 12 January 2001 and last amended and restated on 17 June 2004 between RFL, Reach, RNHK, RNA, RGNL, RGSL, RIH, RGH, Reach Networks KK, Telstra and PCCW.

       Term Sheet means the Term Sheet signed by Telstra and PCCW on 24 March 2005.

       Wireless Domestic Access Agreement means the agreement of that name entered into or to be entered into between RNHK and Hong Kong CSL Limited on or about the date of this deed.

       Unallocated Asset means, at any time, an asset which is the subject of a Security Document and which, at that time, is not an Allocated Asset.

       Warranty means each warranty set out in Schedule 1.

1.2    References to certain general terms

       Unless the contrary intention appears, a reference in this deed to:

       (a) (variations or replacement) a document (including this deed) includes any variation or replacement of it;

       (b) (clauses, annexures and schedules) a clause, annexure or schedule is a reference to a clause in or annexure or schedule to this deed;

       (c) (singular includes plural) the singular includes the plural and vice versa;

       (d) (person) the word "person" includes an individual, a firm, a body corporate, a partnership, a joint venture, an unincorporated body or association, or any Government Agency;

       (e) (executors, administrators, successors) a particular person includes a reference to the person's executors, administrators, successors, substitutes (including persons taking by novation) and assigns;

       (f) ($ or Dollar) except in clause 15(a), any reference to $ or Dollar/s is a reference to United States (US) Dollars;

       (g) (two or more persons) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and each of them individually;

       (h) (parties) a reference to a "party" (whether described as such or specifically named) includes that party's employees, agents, assignees and advisers.

       (i) (jointly and severally) an agreement, representation or warranty by two or more persons binds them jointly and each of them individually.

       (j) (reference to a group of persons) a group of persons or things is a reference to any two or more of them jointly and to each of them individually; and

       (k) (meaning not limited) the words "include", "including", "for example" or "such as" are not used as, nor are they to be interpreted as, words of limitation, and, when introducing an example, do not limit the meaning of the words to which the example relates to that example or examples of a similar kind.

1.3    Terms defined in other agreements

       Terms defined in the Capacity Allocation Agreement, the Reach Network Services Agreement, the Term Loan Facility Agreement (as amended by this deed), any Security Document and the RNHK Asset Sale Agreements and used in this deed have the meaning given to them in those agreements.

1.4    Headings

       Headings (including those in brackets at the beginning of paragraphs) are for convenience only and do not affect the interpretation of this deed.

1.5    Inconsistent agreements

       If a provision of this deed is inconsistent with a provision of any other deed or agreement between the parties the provision of this deed prevails.

1.6    Indorsement to include delivery

       An obligation in this agreement of a party to indorse a promissory note includes an obligation to deliver it to the indorsee.

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2      Condition precedent

       The rights and obligations of the parties under this deed and the termination of the Holding Deed as contemplated by clause 12 are conditional and only become binding upon the execution and delivery of the documents referred to in clause 3.

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3      Other Documents Entered into Contemporaneously

       The following parties will enter into the following agreements at the same time that they execute this deed:

                   Parties            Agreement

      (a)    Telstra Parties, PCCW,   Reach Shareholders Variation
             PCCW Shareholder and     Agreement No 6
             Reach

      (b)    Telstra, PCCW, PCCW      Capacity Allocation Agreement
             Singapore and RGNL

      (c)    Telstra, PCCW, PCCW      Reach Network Services
             Singapore, PCCW-HKT,     Agreement
             Hong Kong CSL Limited,
             Reach, RNHK and RGSL

      (d)    RNHK and PCCW-HKT        Hong Kong Domestic
             Telephone                Connectivity Variation
                                      Agreement

      (e)    RGSL and Telstra         Telstra Domestic Access
                                      Variation Agreement

      (f)    Telstra and RGSL         Reach Satellite Services
                                      Agreement (Australia)

      (g)    PCCW and RGSL            Reach Satellite Services
                                      Agreement (Hong Kong)
      (h)    Telstra, Telstra         Outstanding Issues Settlement
             Holdings, PCCW,          Letter
             PCCW-HKT Telephone,
             Reach, RGSL and RNHK

      (i)    RNHK and Hong Kong CSL   Wireless Domestic Access
             Limited                  Agreement Amendment Agreement

      (j)    Telstra, PCCW and PCCW   Equitable Mortgage Amendment
             Shareholder              Deed

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4      RNHK Asset Sale to RGNL

       The Assets will, pursuant to the RNHK Asset Sale
       Agreements, be assigned:

       (a)   by RNHK to RIH;

       (b)   by RIH to Reach; and

       (c)   by Reach to RGNL.

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5      Capacity Allocation Agreement Consideration

5.1 Pursuant to and in satisfaction of its obligation under clause 1.3 of the Capacity Allocation Agreement, Telstra will issue in favour of RGNL Telstra Promissory Note 1 and Telstra Promissory Note 2.

5.2 Pursuant to and in satisfaction of its obligation under clause 2.3 of the Capacity Allocation Agreement, PCCW will pay the PCCW Receivable. RGNL hereby assigns the PCCW Receivable to RFL as partial repayment of the principal of the RGNL Debt to RFL and RFL will so accept the PCCW Receivable, thereby reducing the principal of the RGNL Debt to RFL by $157,000,000. RFL and PCCW further agree to apply the PCCW Receivable as a partial repayment of the PCCW Term Loan Principal (as to $155,000,000) and as full payment of the PCCW Accrued Interest (as to the application of the remaining $2,000,000) by RFL. RGNL acknowledges that payment by PCCW in the manner set out in this clause will satisfy PCCW's obligation to it under clause 2.3 of the Capacity Allocation Agreement. PCCW waives its right to receive the difference between the value of the PCCW Accrued Interest and $2,000,000.

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6      Reduction of RGNL debt to RFL

       Immediately upon receipt of Telstra Promissory Note 2 RGNL will specially but not restrictively indorse that promissory note in favour of RFL as partial repayment to RFL of the principal of the RGNL Debt To RFL and RFL will so accept the promissory note, thereby reducing the principal of the RGNL Debt To RFL by $2,000,000.

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7      RGNL Loan to Reach

       Immediately upon receipt of Telstra Promissory Note 1, RGNL will specially but not restrictively indorse that promissory note in favour of Reach in consideration of Reach agreeing to pay RGNL the sum of $155,000,000 on RGNL's demand.

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8      RGH Share Issue to Reach

       Immediately upon receipt of Telstra Promissory Note 1, Reach will specially but not restrictively indorse that promissory note in favour of RGH in consideration of RGH issuing to Reach 155,000,000 fully paid ordinary shares in RGH.

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9      RGSL Share Issue to RGH

       Immediately upon receipt of Telstra Promissory Note 1, RGH will specially but not restrictively indorse that promissory note in favour of RGSL in consideration of RGSL issuing to RGH 1,208,783,000 fully paid ordinary shares in RGSL.

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10     RGSL Repayment of Telstra CPP

       Immediately upon receipt of Telstra Promissory Note 1, RGSL will specially indorse that promissory note in favour of Telstra in full and final discharge of RGSL's obligations to Telstra pursuant to the Capacity Prepayment Agreement.

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11     Repayment by RFL of interest payable to Telstra pursuant to the Shareholder Term Loan Facility

11.1 Immediately upon Telstra Promissory Note 2 being indorsed in its favour as contemplated in clause 6, RFL must specially indorse Telstra Promissory Note 2 in favour of Telstra in full satisfaction of RFL's obligation to pay the Telstra Accrued Interest and Telstra waives its right to receive the difference between the value of the Telstra Accrued Interest and Telstra Promissory Note 2.

11.2   Despite anything to the contrary in the Term Loan Facility
       Agreement:

       (a) Telstra consents to the payments by RFL referred to in clause 5.2 being made and accepts the payment in clause 11.1 in payment of the Telstra Accrued Interest;

       (b) PCCW consents to the payments by RFL referred to in clause 11.1 being made and accepts the payment in clause 5.2 in payment of the PCCW Accrued Interest and in reduction of its Amount Owing; and

       (c) each of the Guarantors consents to the matters set out in this clause 11 and clause 5.

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12     Holding Deed

12.1   Termination

       The Holding Deed is terminated.

12.2   Release

       Telstra, Telstra Shareholder, PCCW, PCCW Shareholder, Reach and RFL release each other from all Claims arising from, or relating to, the Holding Deed.

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13     Assignment

13.1   Assignment to Telstra

       RFL assigns to Telstra $445,000,000 ("Telstra Existing
       Reach Debt") of the Reach Debt To RFL.

13.2   Assignment to PCCW

       RFL assigns to PCCW $290,000,000 ("PCCW Existing Reach
       Debt") of the Reach Debt To RFL.

13.3   Notice and acknowledgment

       Each of RFL, Telstra and PCCW gives to Reach, and Reach acknowledges receipt of, notice of the assignments under clauses 13.1 and 13.2.

13.4   Reduction of Amount Owing

       Despite anything to the contrary in the Term Loan Facility
       Agreement:

       (a) Telstra consents to the assignment referred to in clause 13.2 and accepts the assignment under clause 13.1 in reduction of its Amount Owing by an amount equal to the debt assigned;

       (b) PCCW consents to the assignment referred to in clause 13.1 and accepts the assignment under clause 13.2 in reduction of its Amount Owing by an amount equal to the debt assigned; and

       (c) each of the Guarantors consents to the matters set out in this clause 13.

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14     Reach Share Issue

14.1   As consideration for repayment of:

       (a) $445,000,000 of the Telstra Existing Reach Debt, Reach issues Telstra Shareholder 445,000,000 fully paid ordinary shares in Reach; and

       (b) $290,000,000 of the PCCW Existing Reach Debt and RNHK's obligations to PCCW under the Capacity Prepayment Agreement,
             Reach issues PCCW Shareholder 445,000,000 fully paid ordinary shares in Reach.

14.2 Each of Telstra Shareholder and PCCW Shareholder accept the shares issued by Reach pursuant to clause 14.1.

14.3 Telstra accepts the shares issued by Reach pursuant to clause 14.1 to Telstra Shareholder in payment, to the extent of $445,000,000, of the Telstra Existing Reach Debt.

14.4   PCCW accepts the shares issued by Reach pursuant to clause
       14.1 to PCCW Shareholder:

       (a) in payment, to the extent of $290,000,000, of the PCCW Existing Reach Debt; and

       (b) in full satisfaction of RNHK's obligations to PCCW under the Capacity Prepayment Agreement.

14.5 PCCW Shareholder will mortgage the shares referred to in clause 14.1(b) to Telstra pursuant to the Equitable Share
       Mortgage.

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15     RIH Share Issue to Reach and RNHK Share Issue to RIH

       Immediately before Reach issues shares to PCCW Shareholder in accordance with clause 14.1(b):

(a) RNHK will issue to RIH 120,876,750 HK$10 fully paid ordinary shares in RNHK; and

(b) RIH will issue to Reach 155,000,000 fully paid ordinary shares in RIH.

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16     Term Loan Facility Agreement and Securities

16.1   Amendments to Term Loan Facility Agreement

       Each of Telstra, PCCW, Reach, RFL, RNHK, RNA, RGNL, RGSL, RIH, RGH and Reach Networks KK agree that, with effect from the Effective Date and upon clauses 10 to 15 taking effect, the Term Loan Facility Agreement will be amended, read and construed as if:

       (a) the reference to the CPP Agreement in the definition of "Transaction Documents" in the Details was deleted;

       (b) RFL has no obligation to pay any interest on the Drawings (other than default interest under clause 15 of the Term Loan Facility Agreement), and all references to the contrary shall be deleted and shall have no effect;

       (c)   clause 4.9 was deleted;

       (d) a new event of default were inserted in clause 13.1 as a new paragraph (m) as follows:

             "(m) an event occurs which would entitle Telstra and PCCW to issue a Default Notice under the Capacity
             Allocation Agreement or the Reach Network Services
             Agreement."

             and paragraph (l) is amended by deleting the "." at the end and replacing it with "; or";

       (e)   the following definitions were inserted into clause 31.1:

             Capacity Allocation Agreement means the agreement of that name entered into between Telstra, PCCW, PCCW
             Singapore and RGNL on or about [date],

             Reach Network Services Agreement means the agreement of that name entered into between Telstra, PCCW, Reach, RNHK and RGSL on or about [date],

             and such agreements were included in the definition of Transaction Documents in the Details and in clause 31.1;

       (f) clause 27.5 was amended so that each reference in it to "the Transaction Documents" was a reference to "the Transaction Documents (other than the Capacity Allocation Agreement and the Reach Network Services Agreement, except in relation to the issue of a Default Notice under either of them)";

       (g) the definition of Final Maturity date in clause 31.1 were deleted and replaced with:

             Final Maturity Date means the date on or after 31
             December 2010 as the Financiers may notify the Borrower by not less than 6 months written notice;

       (h) the definition of "Security Documents" in clause 31.1 were amended to include each of the following Security Documents:

             (i)  from Reach to Telstra, PCCW and PCCW Singapore:

                  (A)  a floating charge;

                  (B)  a share charge over its shares in RFL; and

                  (C)  a share charge over its shares in RGNL;

             (ii) from RGNL to Telstra, PCCW and PCCW Singapore :

                  (A)  a floating charge; and

                  (B)  a (limited) share charge over its shares in RNA;

            (iii) from RIH to Telstra, PCCW and PCCW Singapore:

                  (A)  a floating charge;

                  (B)  a share charge over its shares in RCN; and

                  (C)  a share charge over its shares in RNHK;

             (iv) a floating charge from RCN to Telstra, PCCW and PCCW
                  Singapore (which may be in the form of
                  separate securities over its Korean and other assets);

             (v)  a floating charge from RNHK to Telstra, PCCW and PCCW
                  Singapore ;

             (vi) a (limited) floating charge from RNA to Telstra, PCCW and
                  PCCW Singapore .

16.2   Confirmation

       Each party confirms that, except as set out in clause 16.1
       ("Amendments to Term Loan Facility Agreement"), the Term
       Loan Facility Agreement remains in full force and effect.

16.3   Representations

       Each of the Borrower and the Guarantors repeats each of the representations and warranties set out in clause 11.1
       ("Representations and warranties") of the Term Loan
       Facility Agreement by reference to the facts and circumstances then existing on:

       (a)   the date of this deed; and

       (b)   the Effective Date

       and they also make each of the representations and warranties set out in paragraphs (b), (c), (d), (f), (i),
       (j) and (r) of clause 11.1 ("Representations and warranties") of the Term Loan Facility Agreement by reference to the facts and circumstances then existing on:

       (c)   the date of this deed; and

       (d)   the Effective Date,

       but as if references in clause 11.1 ("Representations and warranties") of the Term Loan Facility Agreement to the "Transaction Documents" were instead to this deed.

16.4   RCN's acceptance of terms

       RCN accepts the terms of the Term Loan Facility Agreement and undertakes to each of the other parties to that agreement to be bound by its terms as a Guarantor under that agreement, as if this deed were a New Guarantor Deed Poll under the Term Loan Facility Agreement. RCN acknowledges its obligations under clause 16.12 ("Becoming a New Guarantor") of the Term Loan Facility Agreement.

16.5   Other parties' acknowledgement of RCN

       The parties to the Term Loan Facility Agreement (except
       RCN) accept RCN as a Guarantor under that agreement with all the rights and obligations that

       RCN has as a Guarantor under that agreement as if this deed were a New Guarantor Deed Poll under the Term Loan Facility Agreement.

       RCN may comply with its obligations to grant the security referred to in clause 16.12(a) of the Term Loan Facility Agreement by granting the Financiers and PCCW Singapore a first ranking floating charge over its assets other than its Korean assets as required by clause 16.12(a) and within 30 days of the date of this deed granting the Financiers and PCCW Singapore a second ranking floating charge (or equivalent) over its Korean assets.

16.6   Guarantors' acknowledgement of security

       Each Guarantor acknowledges and accepts that its guarantee under the Term Loan Facility Agreement and each Security to which it is or becomes a party secures all of the Guaranteed Money as defined in the Term Loan Facility
       Agreement (as amended by this deed) including:

       (a) the Obligors' obligations to the Financiers under the Term Loan Facility Agreement; and

       (b) Reach's obligations to the Financiers under the Working Capital Facility Agreement; and

       (c) any member of the Reach Group's obligations under or in connection with the Capacity Allocation Agreement and the Reach Network Services Agreement including, without limitation, any obligations to pay damages or other compensation of any kind for breach of or failure to perform obligations under or in connection with those documents.

16.7   Shareholders' acknowledgement of extension to guarantee

       Each member of the REACH Group which is a shareholder of a Guarantor accepts and consents to the Guarantor's guarantee under the Term Loan Facility Agreement being extended to secure each of the obligations set out in clause 16.6 ("Guarantors' acknowledgement of security").

16.8   PCCW Singapore and new securities

       PCCW Singapore agrees with Telstra and PCCW that:

       (a) it may not exercise any right or discretion under or in connection with the Transaction Documents (other than the Capacity Allocation Agreement), without Telstra's and PCCW's consent; and

       (b) all actions it may take under or in connection with the Transaction Documents (other than the Capacity Allocation Agreement) must be exercised jointly with Telstra and PCCW.

16.9   Agreement about rights under Security Documents

       Each party agrees that, despite anything to the contrary in any of the Transaction Documents and although the Security Documents are given to the Financiers and the Secured Parties jointly, to the maximum extent permissible by law, following a joint decision to enforce the Security Documents in accordance with the Transaction Documents:

       (a) the Secured Party to which Allocated Capacity in respect of any item of Secured Property has been granted under the Capacity Allocation Agreement may, but is not obliged to, direct (to the exclusion of the other Secured Parties) the enforcement of the Security Document to the extent to which it affects that Secured Property (including the power of sale and any foreclosure) as if the Security Document were a separate Security Document in favour of that Secured Party alone;

       (b) any proceeds of enforcement of the Security Document in respect of Secured Property in respect of which Allocated Capacity has been granted to a Secured Party under the Capacity Allocation Agreement must be paid to that Secured Party (to the exclusion of the other Secured Parties) as if the Security Document were a separate Security Document in favour of that Secured Party alone;

       (c) despite anything to the contrary in any of the Transaction Documents or any contrary appropriation by a Chargor or Chargee, and despite the order of creation of the Security Documents, all amounts received or recovered by a Chargee or any Delegate in exercise of their rights under a Security Document must be applied in the following order (subject to any claims having priority under mandatory provisions of applicable laws):

             (i) to discharge all rent, Taxes, rates and other outgoings due and affecting the relevant asset;

            (ii) unless the relevant asset is sold subject to any applicable prior Security Interest, in discharge of that prior Security Interest;

           (iii) in or towards the payment of all costs, losses, liabilities, expenses and remuneration of and incidental to the appointment of, any Receiver or Delegate and the exercise of any of their rights, including their remuneration and all outgoings paid by them;

            (iv) in or towards the payment (or payment in lieu of performance) of the amounts secured by the Security Document as follows (and PCCW Singapore shall transfer amounts received by it to PCCW if necessary for this purpose):

                  (A) if the amount is received or recovered in respect of, or in respect of the disposal of, or other dealing with, an Allocated Asset, then first to the Financier to whom (or to whose Associate) those Allocated Assets are allocated, to be applied that Financier in reduction of all amounts owing to that Financier under or in connection with the Term Loan Facility Agreement and the Working Capital Facility Agreement, and once those amounts are fully and finally repaid, to the Associate of that Financier, to be applied in reduction of all other amounts owing to that Associate or

                       Financier which are secured by the Security Documents and, as to any residue, to be dealt with as if the amount was received or recovered in respect of or in respect of the disposal of or other dealing with, Unallocated Assets;

                  (B) if the amount is received or recovered in respect of or in respect of, the disposal of, or other dealing with, an Unallocated Asset, then to be divided equally between the Financiers (each Associate of a Financier being regarded for the purposes of the equal division as the same person as the Financer of whom it is an Associate) to be applied first in reduction of all amounts owing to that Financier under or connection with the Term Loan Facility Agreement and the Working Capital Facility Agreement and, once those amounts are fully and finally repaid, to the Associate of that Financier (if applicable) or to that Financier, to be applied in reduction of all other amounts owing to that Associate or Financier which are secured by the Security Documents, and any residue must be paid to the person who, immediately before the sale or other dealing, was entitled to the relevant asset or authorised to give a receipt for the proceeds of sale of it;

       (d) each Financier need not resort to enforcement of the Security Documents in respect of any particular asset or to any other Security Interest it holds for the payment of amounts secured under a Security Interest held by it before that Financier resorts to enforcement of the Security Documents in respect of any other asset any other Security Interest it holds for the payment of the same amounts or the performance of the same obligations; and

       (e) each Secured Party must co-operate with each other in the enforcement of the Security Documents in the manner contemplated by this deed and in the distribution in accordance with the entitlements under this deed to the proceeds of enforcement of the Security Documents.

16.10  Consent of Guarantors

       The Guarantors:

       (a) consent to the arrangements set out in clause 16.9 ("Agreement about rights under Security Documents"); and

      (b) acknowledge that those arrangements do not affect the obligations undertaken by it in the Transaction Documents.

-------------------------------------------------------------------
17    CPP Release

      Immediately upon clauses 10 and 14.1(b) taking effect, each of Telstra, PCCW, RNHK, RGSL, PCCW-HK Telephone, Reach and
      RFL:

      (a)    terminate the Capacity Prepayment Agreement; and

      (b) release each other from all Claims arising from, or relating to, the Capacity Prepayment Agreement.

-------------------------------------------------------------------
18    Consequence of Transactions Contemplated by this Deed

      The parties acknowledge that

      as a consequence of the transactions contemplated by this deed and upon them taking effect:

      (a) the Amount Owing by RFL to Telstra is $155,000,000 and to PCCW is $155,000,000;

      (b) RFL's liability in relation to the Telstra Accrued Interest and the PCCW Accrued Interest is settled in full;

      (c)    the principal balance of Reach Debt To RFL is $223,727,344;

      (d)    the principal balance of RGNL Debt to RFL is $62,243,000;

      (e) Reach will own an additional 155,000,000 fully paid ordinary shares in RIH;

      (f) RIH will own an additional 120,876,750 fully paid ordinary shares in RNHK;

      (g)    Reach owes RNHK $68,461,325:

      (h)    RGNL owns the RNHK International Cable Assets;

      (i)    Reach owes RGNL $155,000,000;

      (j) Reach will own an additional 155,000,000 fully paid ordinary shares in RGH;

      (k) Reach will own an additional 68,461,325 fully paid ordinary shares in RGNL;

      (l) RGH will own an additional 1,208,783,000 fully paid ordinary shares in RGSL;

      (m) each of Telstra Shareholder and PCCW Shareholder will own an additional 445,000,000 fully paid ordinary shares in Reach; and

      (n) PCCW Shareholder will have mortgaged its additional 445,000,000 fully paid ordinary shares in Reach.

-------------------------------------------------------------------
19     Issuing Companies' Warranties

       Each Issuing Company represents and warrants to the Subscribing Company to which it issues shares pursuant to this deed that, in relation to those shares that it issues, each Warranty is true and accurate and not misleading in any material respect on the date of this deed.

-------------------------------------------------------------------
20     Confidentiality

       The parties agree that they will not disclose, or authorise disclosure of, the terms of this deed or any matter relating to it to any other person except:

       (a)   to their professional advisers or auditors;

       (b)   with the consent of all of the other parties;

       (c)   for the purpose of legal proceedings relating to this deed; or

       (d) as required to do so by law or under the rules of a relevant stock exchange.

-------------------------------------------------------------------
21     Assignment

       A party to this deed may not assign or otherwise deal with its rights under this deed or allow any interest in them to arise or be varied in each case, without the consent of all other parties.

-------------------------------------------------------------------
22     Entire agreement

       This deed constitutes the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.

-------------------------------------------------------------------
23     Existing agreements

       Except to the extent that they are expressly amended by this deed, the Term Loan Facility Agreement and the terms of the Reach Debt To RFL and the RGNL Debt to RFL remain in full force and effect.

-------------------------------------------------------------------
24     Further steps

       The parties agree to do anything necessary (such as obtaining consents, signing and producing documents and getting documents completed and signed) to bind the parties and any other person intended to be bound under this deed and to give effect to the transactions contemplated by this deed.

-------------------------------------------------------------------
25     No undisclosed principals or undisclosed trusts

       Except as expressly stated in writing in this deed, no person enters into this deed as an agent for any other person or as trustee of any trust or on behalf or for the benefit of any other person.

-------------------------------------------------------------------
26     Notices

26.1   Form

       Unless expressly stated otherwise in this deed, all notices, certificates, consents, approvals, waivers and other communications in connection with this deed must be in writing, signed by the sender (if an individual) or an Authorised Officer of the sender and marked for the attention of the person identified in the Details or, if the recipient has notified otherwise, then marked for attention in the way last notified.

26.2   Delivery

       They must be:

       (a)   left at the address set out or referred to in the Details;

       (b) sent by prepaid ordinary post (airmail if appropriate) to the address set out or referred to in the Details;

       (c) sent by fax to the fax number set out or referred to in the Details; or

       (d)   given in any other way permitted by law.

       However, if the intended recipient has notified a changed postal address or changed fax number, then the communication must be to that address or number.

26.3   When effective

       They take effect from the time they are received unless a later time is specified.

26.4   Receipt - post

       If sent by post, they are taken to be received three days after posting (or seven days after posting if sent to or from a place outside Hong Kong).

26.5   Receipt - fax

       If sent by fax, they are taken to be received at the time shown in the transmission report as the time that the whole fax was sent.

26.6   Receipt - general

       Despite clauses 26.4 ("Receipt - post") and 26.5 ("Receipt
       - fax"), if they are received after 5.00pm in the place of receipt or on a non-Business Day, they are to be taken to be received at 9.00am on the next Business Day.

-------------------------------------------------------------------
27     No representations or warranties

       Each party acknowledges that in entering into this deed it has not relied on any representations or warranties about its subject matter except as expressly provided by the written terms of this deed.

-------------------------------------------------------------------
28     General

28.1   Publicity

       A party may not make press or other announcements or releases relating to this deed and the transactions the subject of this deed without the approval of the other party to the form and manner of the announcement or release unless and to the extent that the announcement or release is required to be made by the party by law or by a stock exchange.

28.2   Prompt performance

       If this deed specifies when the party agrees to perform an obligation, the party agrees to perform it by the time specified. Each party agrees to perform all other obligations promptly.

28.3   Time of the essence

       Time is of the essence in this deed in respect of a party's obligations to give effect to the transactions contemplated by it.

28.4   Construction

       No rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of, or seeks to rely on, this deed or any part of it.

28.5   Costs

       The parties agree to pay their own legal and other costs and expenses in connection with the preparation, execution and completion of this deed and other related documentation except for stamp duty.

28.6   Stamp duty

       To the extent that stamp duty is payable in respect of a transaction contemplated by this deed and:

       (a)   Telstra but not PCCW is a party to the transaction, Telstra;

       (b)   PCCW but not Telstra is a party to the transaction, PCCW;

       (c) Telstra and PCCW are parties to the transaction, both Telstra and PCCW equally,

       shall pay that stamp duty (including fines and penalties).

       In all other circumstances, Reach shall pay all stamp duty
       (including fines and penalties) and capital duty payable and assessed on this deed and in respect of a transaction in connection with it.

28.7   Counterparts

       This deed may be executed in counterparts. All counterparts when taken together are to be taken to constitute one instrument.

28.8   Third party rights

       A person who is not a party to this deed has no rights under the Contracts (Rights of Third Parties) Act 1999 (UK) to enforce any term or condition of this deed.

-------------------------------------------------------------------
29     Governing law

29.1   Governing law

       This deed is governed by the law in force in the place specified in the Details.

29.2   Jurisdiction

       Each party submits to the non-exclusive jurisdiction of the courts of the place specified in the Details and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

29.3   Serving documents

       Without preventing any other method of service, any document in an action may be served on a party by being delivered or left:

       (a)   at that party's address in the Details; or

       (b) with that party's Process Agent with a copy delivered or left at that party's address in the Details.

29.4   Appointment of Process Agent

       The parties irrevocably appoint the relevant Process Agent as their process agent to receive any document in an action in connection with this deed.

       If for any reason a Process Agent ceases to be able to act as process agent, the appointing party must promptly appoint another person in the place as process agent.

       Each party agrees that the service of documents on its Process Agent or any other person appointed under this clause will be sufficient service on it.

EXECUTED as a deed

Schedule 1 - Warranties



1.1    Incorporation

       The Issuing Company is validly incorporated.

1.2    Compliance with constituent documents

       The business and affairs of the Issuing Company have at all times been and continue to be conducted in accordance with its constitution.

1.3    Proportion of capital

       The shares will, upon issue, be fully paid.

1.4    No restriction

       There is no restriction on issue of the shares to the Subscribing Company.

1.5    Consents

       The Issuing Company has obtained all consents necessary to enable it to issue the shares.

1.6    No breach

       The issue of the shares does not breach any obligation or agreement binding on the Issuing Company or its members.

1.7    Encumbrances

       There are no Encumbrances over the shares.

1.8    Issued shares

       All of the issued shares in the capital of the Issuing
       Company are validly allotted and issued and were not allotted or issued or transferred in breach of any:

       (a)   pre-emptive or similar rights of any person; or

       (b)   contract which is binding on the Issuing Company.

1.9    All shares fully paid

       All shares in the capital of the Issuing Company are fully paid.

Signing page



DATED:______________________


SIGNED, SEALED AND DELIVERED by         )
                                        )
SIMON BROOKES, as attorney for TELSTRA  )
CORPORATION LIMITED under power         )
of attorney dated 13 April 2005         )
in the presence of:                     )
                                        )
                                        )
...............................          )
Signature of witness                    )
                                        )   ..............................
JOSHUA COLE                             )   By executing this agreement
...............................          )   the attorney states that the
Name of witness (block letters)         )   attorney has received no
                                        )   notice of revocation of the
                                            power of attorney


SIGNED, SEALED AND DELIVERED by         )

SIMON BROOKES as attorney for TELSTRA   )
HOLDINGS PTY LIMITED under              )
power of attorney dated 13              )
April 2005 in the presence of:          )
                                        )
                                        )
...............................          )
Signature of witness                    )
                                        )   ..............................
 JOSHUA COLE                            )   By executing this agreement
...............................          )   the attorney states that the
Name of witness (block letters)         )   attorney has received no
                                        )   notice of revocation of the
                                            power of attorney

SIGNED, SEALED AND DELIVERED by         )

SIMON BROOKES as attorney for TELSTRA   )
HOLDINGS (BERMUDA) No. 1                )
LIMITED under power of attorney         )
dated 13 April 2005 in the              )
presence of:                            )
                                        )
                                        )
...............................          )   ..............................
Signature of witness                    )   By executing this agreement
                                        )   the attorney states that the
JOSHUA COLE                             )   attorney has received no
...............................          )   notice of revocation of the
Name of witness (block letters)         )   power of attorney



THE COMMON SEAL of PCCW LIMITED         )
was affixed in the presence of:         )
                                        )
                                        )
...............................          )
Signature of Director                   )
                                        )
ALEXANDER ARENA                         )
...............................          )
Name of Director(block letters)         )
                                        )   ..............................
                                        )   Signature of Director/Secretary
                                        )
                                        )   HUBERT CHAK
                                        )   ..............................
                                            Name of Director/Secretary
                                            (block letters)


THE COMMON SEAL of PACIFIC              )
CENTURY CABLE HOLDINGS LIMITED          )
was affixed in the presence of:         )
                                        )
                                        )
...............................          )
Signature of Director                   )
                                        )
DANIEL LOVATT                           )
...............................          )
Name of Director (block letters)        )   ..............................
                                        )   Signature of Director/Secretary
                                        )
                                        )   PHILANA POON
                                        )   ..............................
                                            Name of Director/Secretary
                                            (block letters)

THE COMMON SEAL of PCCW-HKT             )
TELEPHONE LIMITED was affixed           )
in the presence of:                     )
                                        )
                                        )
...............................          )
Signature of Director                   )
                                        )
ALEXANDER ARENA                         )
...............................          )
Name of Director (block letters)        )   ..............................
                                        )   Signature of Director/Secretary
                                        )
                                        )   PHILANA POON
                                        )   ..............................
                                            Name of Director/Secretary
                                            (block letters)


THE COMMON SEAL of PCCW                 )
COMMUNICATIONS (SINGAPORE)PTE           )
LIMITED was affixed in the              )
presence of:                            )
                                        )
                                        )
...............................          )
Signature of Director                   )
                                        )
...............................          )   ..............................
Name of Director (block letters)        )   Signature of Director/Secretary
                                        )
                                        )   ..............................
                                            Name of Director/Secretary
                                            (block letters)


SIGNED, SEALED AND DELIVERED by         )
                                        )
   as attorney for REACH FINANCE        )
LIMITED under power of attorney         )
dated               in the              )
presence of:                            )
                                        )
                                        )
...............................          )
Signature of witness                    )   ..............................
                                        )   By executing this agreement
CUONG HOANG                             )   the attorney states that the
...............................          )   attorney has received no
Name of witness (block letters)         )   notice of revocation of the
                                        )   power of attorney

SIGNED, SEALED AND DELIVERED by         )
                                        )
   as attorney for REACH LTD.           )
under power of attorney dated           )
 in the presence of:                    )
                                        )
                                        )
...............................          )
Signature of witness                    )
                                        )   ..............................
CUONG HOANG                             )   By executing this agreement
...............................          )   the attorney states that the
Name of witness (block letters)         )   attorney has received no
                                        )   notice of revocation of the
                                        )   power of attorney



SIGNED, SEALED AND DELIVERED by         )
                                        )
   as attorney for REACH GLOBAL         )
NETWORKS LIMITED under power of         )
attorney dated                          )
in the presence of:                     )
                                        )
                                        )
...............................          )
Signature of witness                    )   ..............................
                                        )   By executing this agreement
CUONG HOANG                             )   the attorney states that the
...............................          )   attorney has received no
Name of witness (block letters)         )   notice of revocation of the
                                        )   power of attorney



SIGNED, SEALED AND DELIVERED by         )
REACH NETWORKS HONG KONG                )
LIMITED under power of attorney         )
dated .             in the              )
presence of:                            )
                                        )
                                        )
...............................          )
Signature of witness                    )   ..............................
                                        )   By executing this agreement
CUONG HOANG                             )   the attorney states that the
...............................          )   attorney has received no
Name of witness (block letters)         )   notice of revocation of the
                                        )   power of attorney

SIGNED, SEALED AND DELIVERED by  )
                                 )
   as attorney for REACH GLOBAL  )
SERVICES LIMITED under power of  )
attorney dated                   )
in the presence of:              )
                                 )
                                 )
...............................   )
Signature of witness             )   ..............................
                                 )   By executing this agreement
...............................   )   the attorney states that the
Name of witness (block letters)  )   attorney has received no
                                 )   notice of revocation of the
                                     power of attorney


SIGNED, SEALED AND DELIVERED by  )
                                 )
   as attorney for REACH NETWORKS)
AUSTRALIA PTY LIMITED under      )
power of attorney dated          )
 in the presence of:             )
                                 )
                                 )
...............................   )
Signature of witness             )   ..............................
                                 )   By executing this agreement
...............................   )   the attorney states that the
Name of witness (block letters)  )   attorney has received no
                                 )   notice of revocation of the
                                     power of attorney


SIGNED, SEALED AND DELIVERED by  )
                                 )
   as attorney for REACH         )
INTERNATIONAL HOLDINGS LIMITED   )
under power of attorney dated    )
 in the presence of:             )
                                 )
                                 )
...............................   )
Signature of witness             )   ..............................
                                 )   By executing this agreement
...............................   )   the attorney states that the
Name of witness (block letters)  )   attorney has received no
                                 )   notice of revocation of the
                                     power of attorney




--------------------------------------------------------------------------------
(C) Mallesons Stephen Jaques      Reach Debt and Asset Restructure Deed       31
                                  19 April 2005

SIGNED, SEALED AND DELIVERED by  )
                                 )
   as attorney for REACH GLOBAL  )
HOLDINGS LIMITED under power of  )
attorney dated                   )
in the presence of:              )
                                 )
                                 )
...............................   )
Signature of witness             )   ..............................
                                 )   By executing this agreement
...............................   )   the attorney states that the
Name of witness (block letters)  )   attorney has received no
                                 )   notice of revocation of the
                                     power of attorney


SIGNED, SEALED AND DELIVERED by  )
                                 )
   as attorney for REACH NETWORKS)
KK under power of attorney       )
dated .             in the       )
presence of:                     )
                                 )
                                 )
...............................   )
Signature of witness             )   ..............................
                                 )   By executing this agreement
...............................   )   the attorney states that the
Name of witness (block letters)  )   attorney has received no
                                 )   notice of revocation of the
                                     power of attorney


SIGNED, SEALED AND DELIVERED by  )
                                 )
   as attorney for REACH CABLE   )
NETWORKS LIMITED under power of  )
attorney dated                   )
in the presence of:              )
                                 )
                                 )
...............................   )
Signature of witness             )   ..............................
                                 )   By executing this agreement
...............................   )   the attorney states that the
Name of witness (block letters)  )   attorney has received no
                                 )   notice of revocation of the
                                     power of attorney




--------------------------------------------------------------------------------
(C) Mallesons Stephen Jaques      Reach Debt and Asset Restructure Deed       32
                                  19 April 2005